THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE

Unless otherwise noted below, effective as of the first business day in 2020 this Supplement amends certain information contained in the Prospectuses referenced above.

In the Variable Life Prospectus, the “Charge for Mortality and Expense Risks and Expenses for Loans” of the “Periodic Charges (Other than Portfolio Expenses)” tables are hereby replaced as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Charge for Mortality and Expense Risks and Expenses for Loans[3]	Daily	When the Insured is Attained Age 99 and below: Annual rate of 0.85% of the borrowed amount; When the Insured is Attained Age 100 and above: Annual rate of 0.30% of the borrowed amount	Annual rate of 1.00% of the borrowed amount

In the Variable Life Prospectus, the third paragraph in the “General Loan Terms” sub-section of the “Policy Loans, Automatic Premium Loans, and Withdrawals” section is hereby replaced in its entirety with the following:

We will take the amount of a loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. When the Insured is Attained Age 99 and below, the aggregate charge is currently at the annual rate of .85% for the 8% specified loan interest rate and .85% for the variable loan interest rate. For example, the earnings rate corresponding to an 8% loan interest rate is currently 7.15% when the Insured is Attained Age 99 and below. When the Insured is Attained Age 100 and above, the aggregate charge is currently at the annual rate of .30% for the 8% specified loan interest rate and .30% for the variable loan interest rate. For example, the earnings rate corresponding to an 8% loan interest rate is currently 7.70% when the Insured is Attained Age 100 and above. A loan, even if you repay it, will have a permanent effect on the Policy’s variable insurance amount and Cash Value because the amounts you have borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions of the Separate Account.

In the Variable CompLife Prospectus, the “Other Premium Expense Charge” row of the Transaction Fees Table is hereby replaced with the following:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Other Premium Charge[2]	Upon each Premium Payment	0.80% of premium	3.6% of the premium (includes both “Premium Tax Charge” and “Federal Deferred Acquisition Cost Charge”)

In the Variable CompLife Prospectus, the “Charge for Mortality and Expense Risks and Expenses for Loans of the “Periodic Charges (Other than Portfolio Expenses)” table is hereby replaced as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Charge for Mortality and Expense Risks and Expenses for Loans[7]	Daily	When the Insured is Attained Age 99 and below: Annual rate of 0.90% of Policy Debt[3]; When the Insured is Attained Age 100 and above: Annual rate of 0.60% of Policy Debt[3]	Annual rate of 1.00% of Policy Debt

In the Variable CompLife Prospectus, the second paragraph in the “Deductions from Premiums” sub-section of the “Charges and Deductions” section is hereby replaced in its entirety with the following:

Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of up to 0.80% against each Premium Payment to compensate us for this additional corporate tax burden. Previously, this charge was 0.85% of premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the other premium expense charge may each vary in amount, but the sum of these charges will not exceed 3.5%.

In the Variable CompLife Prospectus, the third paragraph in the “General Loan Terms” sub-section of the “Policy Loans, Automatic Premium Loans, and Withdrawals” section is hereby replaced in its entirety with the following:

We will take the amount of a loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. When the Insured is Attained Age 99 and below, the aggregate charge is currently at the annual rate of .90% for the 5% specified loan interest rate and .90% for the variable loan interest rate. For example, the earnings rate corresponding to a 5% loan interest rate is currently 4.10% when the Insured is Attained Age 99 and below. When the Insured is Attained Age 100 and above, the aggregate charge is currently at the annual rate of .60% for the 5% specified loan interest rate and .60% for the variable loan interest rate. For example, the earnings rate corresponding to a 5% loan interest rate is currently 4.40% when the Insured is Attained Age 100 and above.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This supplement is dated December 11, 2019.